UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 16, 2018

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 16, 2018, Rexford Industrial Realty, Inc. (the “Company”), as parent, and Rexford Industrial Realty, L.P. (the "Borrower"), as borrower, entered into the Fourth Amendment to Credit Agreement (the "Fourth Amendment") to amend the Company's Credit Agreement, dated as of January 14, 2016 (as amended from time to time), among the Company, the Borrower, PNC Bank, National Association, as administrative agent and lender, and the other lenders named therein (the "Credit Agreement").
Amounts outstanding under the Credit Agreement bear interest at a rate equal to, at the Borrower’s option, either (i) LIBOR plus an applicable margin that is based upon the Company's leverage ratio or (ii) the Base Rate, as defined in the Credit Agreement, plus an applicable margin that is based on the Company's leverage ratio. The Fourth Amendment decreases the applicable margin for LIBOR-based borrowings from a range of 1.50% to 2.25% per annum to a range of 1.20% to 1.70% per annum and decreases the applicable margin for Base Rate-based borrowings from a range of 0.50% to 1.25% per annum to a range of 0.20% to 0.70%.
If the Company obtains one additional investment grade rating by one or more of Standard & Poor's or Moody's Investor Services to complement the Company's current investment grade Fitch rating, the Company may elect to convert the pricing structure under the Credit Agreement to be based on such rating. Under this pricing structure, the Fourth Amendment decreases the applicable margin for LIBOR-based borrowings from a range of 1.40% to 2.35% per annum to a range of 0.90% to 1.75% per annum and decreases the applicable margin for Base Rate-based borrowings from a range of 0.40% to 1.35% per annum to a range of 0.00% to 0.75% per annum.
The foregoing summary of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1
Fourth Amendment to Credit Agreement, dated as of January 16, 2018, among Rexford Industrial Realty, L.P., Rexford Industrial Realty Inc., PNC Bank, National Association, as administrative agent and a lender, and the other lenders named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
January 22, 2018	/s/ Adeel Khan
Adeel Khan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Fourth Amendment to Credit Agreement, dated as of January 16, 2018, among Rexford Industrial Realty, L.P., Rexford Industrial Realty Inc., PNC Bank, National Association, as administrative agent and a lender, and the other lenders named therein.